CONTINGENCIES	6 Months Ended
Jun. 30, 2020
Contingent Liabilities [Abstract]
CONTINGENCIES	CONTINGENCIES
Certain conditions may exist as of the date the financial statements are issued that may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur. The impact of any resulting loss from such matters affecting these financial statements and noted below may be material.

Except as noted below, no material changes have occurred with respect to the matters disclosed in Note 36 “Contingencies” to the 2019 Annual Financial Statements, and no new contingencies have occurred that are material to the Company since the issuance of the 2019 Annual Financial Statements.

The description set out below should be read in conjunction with Note 36 “Contingencies” to the 2019 Annual Financial Statements.

Litigation and Claims Update

Proposed Canadian Securities Class Actions (Pascua-Lama)
In March 2020, the Quebec court denied both the leave to proceed with statutory secondary market misrepresentations claims and class certification motions. As a result, subject to appeal, the claimant cannot pursue the statutory secondary market misrepresentation claims, and can only pursue his other purported claims on an individual basis rather than on behalf of other shareholders. The claimant has not yet filed an appeal.

The motion for class certification in Ontario has not yet been heard. The Ontario court has indicated that it does not intend to hear that motion until after the Plaintiffs’ appeal from the October 2019 decision dismissing all but one of the statutory secondary market misrepresentation claims is decided.

The Company intends to vigorously defend the proposed Canadian securities class actions. No amounts have been recorded for any potential liability arising from these matters, as the Company cannot reasonably predict the outcome.

Veladero - September 2015 Release of Cyanide-Bearing Process Solution

Glaciers Investigation
Due to the Argentine response to Covid-19, the oral arguments originally scheduled for April and May 2020 in this matter have been postponed and have not yet been rescheduled.
Veladero – Tax Assessment and Criminal Charges
In the Criminal Tax Case, the Argentinean Federal Tax Authority's appeal of the trial court's ruling on the defendants' motion to dismiss on statute of limitations grounds was denied. Additional evidence from an Argentine income tax expert will be submitted to the trial court to support the defendants’ arguments.

The Company believes that the Tax Assessment and the Criminal Tax Case are without merit and intends to defend the proceedings vigorously. No amounts have been recorded for any potential liability arising from the Tax Assessment or the Criminal Tax Case, as the Company cannot reasonably predict the outcome.

Writ of Kalikasan
The tentative trial date of March 23, 2020 was postponed due to the Philippine government's response to the Covid-19 pandemic. While the Court has now reopened, a rescheduled trial date has not yet been set.

No amounts have been recorded for any potential liability under this matter, as the Company cannot reasonably predict the outcome. The Company intends to continue to defend the action vigorously.

Malian Tax Dispute
The Company has settled all of the existing tax disputes with the State of Mali and the matters are now closed. The existing disputes were settled for an amount within the provision recorded for these matters in the Company’s 2019 Annual Financial Statements.

Tanzania – Concentrate Export Ban and Related Disputes
On January 24, 2020, Barrick announced that the Company had ratified the creation of Twiga at a signing ceremony with the President of Tanzania, formalizing the establishment of a joint venture between Barrick and the GoT and resolution of all outstanding disputes between Barrick and the GoT, including the lifting of the previous concentrate export ban, effective immediately. The GoT received a free carried shareholding of 16% in each of the Tanzania mines (Bulyanhulu, Buzwagi and North Mara), a 16% interest in the shareholder loans owed by the operating companies and will receive its half of the economic benefits from taxes, royalties, clearing fees and participation in all cash distributions made by the mines and Twiga, after the recoupment of capital investments.  Twiga will provide management services to the mines. Barrick and the GoT continue efforts to fulfill their respective obligations to satisfy all conditions of the signed agreement, primarily with respect to the execution and delivery of formal termination documents for the settlement of all outstanding disputes between the two parties.

Tanzanian Revenue Authority Assessments
All of the tax disputes with the TRA were resolved as part of the settlement with the GoT described above under "Tanzania – Concentrate Export Ban and Related Disputes." As noted above, Barrick and the GoT continue efforts to fulfill their respective obligations to satisfy all conditions of the signed agreement, primarily with respect to the execution and delivery of formal termination documents for the settlement of all outstanding disputes between the two parties.
Porgera Special Mining Lease Extension
Porgera's Special Mining Lease (“SML”) terminated on August 16, 2019. The Company applied for a 20-year extension of the SML in June 2017 and has been engaging with the Government of Papua New Guinea on this matter since then. On August 2, 2019, the National Court of Papua New Guinea ruled that the provisions of the country’s 1992 Mining Act applied to the Porgera gold mine, thus allowing it to continue operating while the application to extend its SML was being considered. Also in 2019, in response to a request from Papua New Guinea Prime Minister Marape, the Company proposed a benefit-sharing arrangement that would deliver more than half the economic benefits from the Porgera mine to Papua New Guinea stakeholders, including the Government, for the remainder of the life of mine, estimated at 20 years.

On April 24, 2020, Barrick Niugini Limited (“BNL”), the majority owner and operator of the Porgera joint venture, received a communication from the Government of Papua New Guinea that the SML would not be extended. The Company believes the Government’s decision not to extend the SML is tantamount to nationalization without due process and in violation of the Government’s legal obligations to BNL. The Company remains willing to discuss the issue with Prime Minister Marape and his Government in light of the potentially catastrophic impact of this decision for the communities at Porgera and in Enga Province, and for the country as a whole. BNL will pursue all legal avenues to challenge the Government’s decision and to recover any damages that BNL may suffer as a result of the Government’s decision. The Company will not discuss transitional arrangements for the management of the Porgera mine, as proposed by the Government, as this is not consistent with BNL’s rights. Based on the communication received from the Government of Papua New Guinea that the SML would not be extended, Porgera was placed on temporary care and maintenance on April 25, 2020 to ensure the safety and security of our employees and communities.

On April 28, 2020, BNL filed a Judicial Review action against the Government of Papua New Guinea in the Papua New Guinea National Court of Justice. Judicial Review is a proceeding that challenges the procedural and constitutional adequacy of government administrative actions. The Judicial Review action seeks to quash the decision not to extend the SML on the grounds that the Government did not comply with the applicable legal standards and processes. On June 5, 2020, the National Court granted BNL leave to apply for Judicial Review.

BNL asked the National Court for a stay of the decision not to extend the SML to enable BNL to stay in possession of the mine to put it on temporary care and maintenance and to protect the mine’s assets. After a hearing on April 30, 2020, the National Court ordered that BNL could stay in possession of the Porgera mine “to ensure that the environment, the integrity of the mine and the rights of the landowners are not compromised” and ordered the Government of Papua New Guinea to cooperate with that objective. On July 17, 2020, the Court stayed any further actions to implement the decision not to extend the SML.

Trial was set to commence in the Judicial Review action on August 12, 2020. BNL sought leave to appeal two procedural rulings of the National Court that would affect the trial to the Supreme Court of Papua New Guinea. In hearings on August 5 and 6, 2020, the Supreme Court granted leave for BNL's appeals and stayed the trial.

On July 9, 2020, BNL initiated conciliation proceedings before the World Bank’s International Centre for Settlement of Investment Disputes (“ICSID”). Through this conciliation, BNL seeks to reach an agreement for the extension of the SML on terms that will be mutually beneficial to the Company and to all Papua New Guinea stakeholders.

Simultaneously with BNL initiating the conciliation proceedings, Barrick (PD) Australia Pty Limited (“Barrick PD”), the Company’s subsidiary and an investor in the Porgera mine, has given notice to the Government of Papua New Guinea that a dispute has arisen under the Bilateral Investment Treaty (“BIT”) between Papua New Guinea and Australia, and has referred the dispute to arbitration before the ICSID. Barrick PD seeks to recover damages it has already suffered and damages it may suffer in the future by virtue of the Government’s wrongful refusal to grant an extension of the SML. The dispute notice expressly invites the Government to engage in consultations and negotiations in an attempt to resolve the investment treaty dispute.

Porgera Tax Audits
In April 2020, BNL received a position paper from the Internal Revenue Commission ("IRC") in Papua New Guinea asserting various proposed adjustments and other tax liabilities amounting to $191 million (not including potential penalties) arising from tax audits of BNL conducted for 2006 through 2015. BNL responded to the position paper on June 30, 2020. The Company has reviewed the IRC position paper and concluded that there is no merit to the proposed adjustments, except for certain immaterial items for which a provision had already been made. The Company intends to defend its position vigorously and has not recorded any additional estimated amounts for the potential liability arising from the IRC position paper as the Company cannot reasonably predict the outcome.
Zaldívar Chilean Tax Assessment
On March 17, 2020, Compañía Minera Zaldívar Limitada ("CMZ"), Barrick’s Chilean subsidiary that holds the Company’s interest in the Zaldívar mine, filed a claim against the Chilean IRS at the Tax Court of Coquimbo (the “Tax Court”) to nullify the Zaldívar Tax Assessment. The Chilean IRS filed their response to CMZ’s claim on April 13, 2020.

On May 22, 2020, the Tax Court held a conciliation hearing which did not result in the resolution of the matter. The Tax Court then granted a joint proposal from CMZ and the Chilean IRS to suspend the legal case until September 2020 while settlement discussions continue.

Massawa Senegalese Tax Dispute
The Company received a Notice for Reassessment, dated May 7, 2020, from the Senegalese Tax Authority (“SRA”) asserting capital gains and withholding tax liabilities and penalties of approximately $211 million arising from the disposal of the subsidiary that held the Company’s interest in the Massawa project in March 2020. The Company has reviewed the Notice for Reassessment and has concluded that the proposed tax claims are without merit as Massawa’s mining convention with the State of Senegal specifically precludes them. The Company submitted its response to the SRA on June 5, 2020 and intends to vigorously defend its position. No amounts have been recorded for any potential liability arising from the Notice for Reassessment as the Company cannot reasonably predict the outcome.